Balance Sheet (USD $)	Jun. 30, 2013	Dec. 31, 2012
ASSETS
Cash	$ 21,442	$ 103,241
Prepaid expenses	25	25
Total Assets	21,467	103,266
Current Liabilities
Accounts payable and accrued liabilities	40,120	20,341
Derivative liabilities	715,385	395,285
Total Current Liabilities	755,505	415,626
Convertible debenture, net of unamortized discount of $139,016 and $144,856, respectively	10,984	5,144
Total liabilities	766,489	420,770
STOCKHOLDERS’ DEFICIT
Common Stock Authorized: 750,000,000 common shares with a par value of $0.001 per share Issued and outstanding: 135,500,000 and 125,500,000 common shares, respectively	135,500	125,500
Additional Paid-In Capital	(60,500)	(125,500)
Common Stock Issuable	50,000
Accumulated Deficit during the Development Stage	(870,022)	(317,504)
Total Stockholders’ Deficit	(745,022)	(317,504)
Total Liabilities and Stockholders’ Deficit	$ 21,467	$ 103,266